united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 6/30/2021

Item 1. Reports to Stockholders.

TOPS® Managed Risk Flex ETF Portfolio

A series of the Northern Lights Variable Trust

Semi-Annual Report

June 30, 2021

Distributed by Northern Lights Distributors, LLC

Member FINRA

A Message from the TOPS® Portfolio Management Team

Mid Year 2021 Market Commentary

“It Was Another Very Strong Quarter for The Economy And Financial Markets”

First Half 2021 stock market returns were well above average, marking the fifth consecutive positive quarter for most indexes, both here and abroad. In the U.S., the massive fiscal and monetary stimulus, combined with the efficacy of the COVID vaccines and relatively rapid vaccination process, resulted in a rapidly re-opening economy. These positive factors, in turn, have led to an extremely strong earnings recovery and a flood of liquidity into the stock market. However, concerns about rising inflation and a possible Federal Reserve (the “Fed”) shift away from super-easy policies caused bond yields to rise in the first half.

As a result, the TOPS portfolios earned a wide range of returns for the first half. The more aggressive TOPS portfolios (higher equity allocations) were aided by the continued resurgence of diversified market leadership for the first half overall, although large cap growth returned to its leadership position in Q2.

We continue to note all TOPS portfolio returns for the trailing three-year, five-year and ten-year timeframes remain well into positive territory, with many recording double-digit returns over differing timeframes.

After discussing Q2 and year-to-date 2021 financial market results, we will address three questions that are important to TOPS portfolio returns and strategies:

1)	Can the V-Shaped recoveries of the U.S. economy, earnings per share and stock markets continue?

2)	Will rising inflation rates force the Fed to change its easy money policies?

3)	With inflation rising, why aren’t bond yields higher?

Second Quarter and Year-To-Date Market Review

As noted above, stock market returns have been positive for five consecutive quarters and trailing twelve-month (TTM) returns are remarkable. The TTM return for the large cap S&P 500® is +40.8%. That is a tremendous return, except in comparison to the gains from S&P SmallCap 600®+67.4% and S&P MidCap 400® +53.2%. New all-time highs were reached by all three indexes during Q2 and the S&P 500® closed the quarter with its 34th new closing high of 2021. S&P MidCap 400® and S&P SmallCap 600® were less than 3% below their highs, so the half ended on a strong note.

For Q2, the top indexes were S&P 500 Growth® +11.9%, S&P North American Natural Resources +11.1% and MSCI World Real Estate +10.1%. Of course, we were gratified to see our largest allocation –the S&P 500® – recorded a strong +8.5% return. The other equity indexes represented by ETFs in the TOPS portfolios also reported solid mid-double-digit gains: FTSE Developed All Cap ex U.S. Index +5.7%, S&P 500 Value® +5.0%, FTSE Emerging +5.7%, S&P SmallCap 600® +4.5% and S&P MidCap 400® +3.6%.

Rising inflation rates and worries about how the Fed might respond were shrugged off by investors in Q2, so bond yields declined modestly. The 10-year U.S. Treasury yield dipped from 1.73% to 1.45% during Q2. The Barclays Capital Aggregate Bond returned +1.8% and the Barclays Capital U.S. Treasury Inflation Protected Securities index was even stronger at +3.2%. Most bond market sectors posted positive returns for Q2 and Investment Grade and High Yield bonds were among the stronger sectors.

Year-to-date equity returns were led by diversifier indexes: S&P North American Natural Resources +32.7%, S&P SmallCap 600® +23.6%, S&P MidCap 400® +17.6% and MSCI World Real Estate +16.8%. These results are well above normal full-year returns and the S&P 500®’s +15.3% return was the second highest recorded since 1998. S&P 500 Value® +16.3% outperformed S&P 500 Growth® +14.3%. International stocks lagged, but FTSE Developed All Cap ex U.S. +10.0% and FTSE Emerging +9.0% were still well above average.

Despite the Q2 improvement, the 10-year U.S. Treasury Bond yield rose from 0.93% at yearend to 1.45% for the first half of 2021. Barclays Capital U.S. Treasury Inflation Protected Securities recorded a positive return of 1.7% versus the broader Barclays Capital Aggregate Bond at -1.6%. Barclays Capital High Yield Very Liquid achieved positive returns while developed international and emerging market bonds were negative.

Will V-Shaped Recoveries Continue?

The short answer to this question is “not forever”. The current +41% 12-month S&P 500® gain, as well as the forecasted +10% Q2 GDP and +64% Q2 earnings (EPS) gains are simply not sustainable in a slow-growth world. This doesn’t mean any of the “Vs” will collapse, but it does indicate investor expectations should moderate as the year goes along.

Several long-term macro factors behind slower longer term economic growth remain in place: Demographics trends (an aging population and slowing birth rates) will continue to result in older (often nonworking) persons growing as a share of the population. High amounts of debt have been proven to weigh on economic growth, and government, corporate and consumer debt have all ballooned in recent years. Government budget deficits are another factor, as they must eventually be pared back through tax increases or spending cuts.

In the shorter term, the massive stimulus in place has helped create significant wealth and large growth in cash reserves for both companies and consumers. As these funds are spent for business investment and consumption, the U.S. economy should continue to expand, but at a slower pace. EPS comparisons will be harder to beat, so year-over-year EPS growth is likely to slow in the second half of 2021 and beyond. On paper, these factors should be expected to cause a diminution of stock market gains at some point.

Will rising inflation cause the Fed to change policies?

The May Consumer Price Index (CPI) rose to +5.0%, the highest reading in 13 years. The largest contributors were energy (versus very depressed oil prices a year ago); used cars and trucks (shortages); food away from home (restaurants raising menu prices); and car and truck rental (shortages). Many commodities are supply-constrained, so strong demand caused price increases for many building materials, metals and agricultural products.

The Fed has been warning us for months that inflation was likely to exceed their 2% target this spring, but they have consistently stated that the higher prices will be “transitory” and would not cause them to go beyond “thinking about thinking about” a shift from their $120 billion monthly bond purchases (Quantitative Easing or QE) or exiting their Zero Interest Rate Policy (ZIRP).

However, the Fed’s favorite inflation indicator, the price index for Personal Consumption Expenditures (PCE) also surprised everyone in May with a 3.9% rise. The Core indexes (which exclude energy and food) were also well above the Fed’s 2% target, with Core CPI +3.8% and Core PCE +3.4%. As a result, the “Dot Plot”, which is a chart showing the FOMC members’ economic expectations, had some interesting shifts in June. They show the Fed members now think Core PCE could remain elevated and that ZIRP may end in 2023 rather than 2024.

If the PCE remains stubbornly high in coming months, we would expect the Fed to consider shifting toward somewhat tighter policies. The first step would likely be a well-telegraphed reduction of monthly bond purchases. Many pundits question why the Fed continues the aggressive bond purchase program, amidst such high economic success, especially the purchase of mortgage bonds in a red-hot real estate market.

With inflation rising, why aren’t bond yields higher?

According to fund flows in Q2, it appears investors bought longer-dated U.S. Treasuries to hedge the risk of the Fed shifting toward anti-inflation policies which would slow the economy. Although that would push interest rates higher in the shorter term, the return to slow growth could lead to lower interest rates over time. Many investors may also agree with the Fed that the current burst of inflation will prove to be transitory.

Another possibility is that until the Fed decides to reduce its $120 billion of monthly bond purchases, investors believe it will continue to overwhelm the supply created by budget deficits. This is important because corporate and mortgage-backed bonds are priced at premiums (wider yield spreads) over Treasuries, so if Treasury yields are low, the broader fixed income markets will also have lower yields than might otherwise be the case.

We continue to expect bond yields to normalize over time. Real (inflation adjusted) yields are currently in negative territory, whereas historically yields have exceeded inflation rates. Therefore, the TOPS fixed income strategy is to reduce “interest rate risk” by owning shorter maturity ETFs and to offset that by accepting a little more “credit risk” by owning ETFs that hold U.S. corporate and international bonds. We also hedge against inflation by diversifying away from nominal U.S. Treasuries into TIPS (Treasury Inflation-Protected Securities) and utilizing floating rate securities.

TOPS Portfolio Strategies

The combination of fiscal and monetary stimulus, along with the desire of businesses and consumers to return to normal spending patterns suggests the U.S. economy will grow throughout 2021, albeit at a somewhat slower pace than the red-hot numbers so far. The TOPS portfolio team will continue to monitor and assess the importance of potential Fed policy shifts and President Biden’s infrastructure and tax initiatives, as well as the constant flow of economic and financial market data as we strategically implement our philosophy of maintaining broadly diversified portfolios.

Summary of the Milliman Managed Risk Strategy™ (MMRS)

After returning more than 17% across the final two months of 2020, the global equity market took a breather to start 2021, declining 0.5%, as measured by the MSCI ACWI Index. Unlike the previous month, when virtually all segments of the equity market were uniformly higher, January provided a mixed bag. In the United States, large-cap stocks were down, while small- and mid-caps were higher. Outside the United States, emerging market equities notched their fourth consecutive positive monthly return, while developed market equities finished the month lower. Amid these disparate returns, global equity market volatility crept higher from its post-COVID correction low at the end of 2020. Coming off such a low level, the increase in volatility didn’t result in any changes in the equity allocations of the TOPS Managed Risk Portfolios until month end. As January ended, the Flex portfolio had reduced equity allocations by 0.46 percentage points from levels at the end of December.

After an anemic start to the year, global equities resumed their ascent in February, as measured by the MSCI ACWI Index, only to sell off later in the month amid soaring bond yields. U.S. equities also sold off in late February after the yield on the 10-year U.S. Treasury note jumped to a one-year high in response to rising inflation expectations. The decline notwithstanding, U.S. equities ended the month in the black with investors favoring mid-cap, small-cap, and value stocks. While large-cap stocks also notched gains, their increases were more modest. Equity market volatility shot up in late February, and TOPS Managed Risk Portfolios adjusted by trimming their equity exposure. The Flex portfolio reduced equity allocations by 6.5 percentage points from levels at the end of January.

Global equity markets advanced at a steady clip in March, as measured by the MSCI ACWI Index, but stocks also saw pressure from a COVID-19 resurgence in Europe and Asia as vaccinations hit some snags. In the United States, the S&P

500® Index closed in on an all-time record high of 4000, soaring on the tailwinds of strong fiscal and monetary stimulus, faster-than-expected vaccination rollouts, a robust outlook for the U.S. economy, and pent-up consumer demand. Since hitting a pandemic low during the same month a year ago, the index has climbed 78%. In March, U.S. stocks saw a rotation in leadership, with “Big Tech” taking a breather and value stocks surging by 6% after being in the doldrums for years. Mid-cap names trounced large-cap names, but small-cap stocks settled down after being on a tear since the start of 2021. The Fed vowed to stay dovish on monetary policy through at least 2023, nevertheless concerns about inflation and attendant interest rate hikes buoyed yields on the 10-yr U.S. Treasury to 1.74%—the highest since January 2020. Volatility rose in early March before tapering off, and the TOPS Managed Risk Portfolios adjusted by trimming their equity exposure. The Flex portfolio lowered the equity allocations to a target of 45.96% at the end of the month.

International equity markets mirrored the bullish sentiment in the United States during April, as stocks around the globe continued to hit new highs. The MSCI ACWI Index rose by 4.2% in April, the third consecutive month of gains. U.S. equities set record highs as well across the board among the major indices. But from there, the macroeconomic picture diverges for developed countries. The 19-nation Eurozone reported a decline in GDP for first quarter, its second quarterly drop, and technically entered a recession due to renewed COVID-related lockdowns. In contrast, the U.S. economy, spurred by consumer spending, grew by a robust 6.4% during first quarter. The 10-year U.S. Treasury yield pulled back from its March high to end April at 1.65%, notwithstanding inflation’s uptick to 2.6% in March, its highest level since mid-2018. Equity market volatility declined through most of April, finishing near 14-month lows. The TOPS Managed Risk portfolios adjusted by raising their net equity exposure: the Flex Portfolio upped equity allocations to 55.80 percentage points and spent most of the month at their respective maximum equity allocations.

International stocks outpaced U.S. equities in May as economic recovery in the European Union and other developed nations offset headwinds from emerging countries still grappling to get COVID-19 under control. The MSCI ACWI Index rose by 1.33% in May while the S&P 500® Index was up a meager 0.55% and the Nasdaq actually declined by 1.26%. U.S. stocks hit an all-time high in early May, but days later sold off after April’s inflation number came in at a higher-than-expected 4.2%—its highest level since 2008. Energy prices jumped 25% from a year earlier and other prices advanced as well. U.S. manufacturing activity picked up, but shortages are being reported in labor and materials. Volatility increased during the selloff but leveled off as the market found firmer footing in the second half of May. The low market volatility at the end of April meant that the equity allocations for TOPS Managed Risk Portfolios were all at their respective maximums heading into May. As volatility increased in the middle of the month, the Growth portfolio reduced its equity allocation by about seven percentage points before reverting to its maximum allocation by month end. The Flex portfolio maintained maximum equity allocations for the duration of the month.

Heading into the summer doldrums, international and U.S. equities ended the month of June mostly in positive territory, led by a 5.55% total return in the Nasdaq Composite. The MSCI ACWI Index rose 1.35% month-over-month, while a rally in tech stocks drove the S&P 500® Index and Nasdaq to all-time highs. The Fed kept interest rates unchanged and communicated that rising inflation was notable but transitory since much of the overshoot is from categories directly affected by the reopening of the economy. Nevertheless, the FOMC adjusted its expectation for the timing of interest rate increases to one year earlier than the expectation conveyed at the FOMC’s previous meeting. This sparked an equity market pullback, but it proved to be short lived as inflation fears subsided and stocks quickly recovered. After falling to its year-to-date low during the first half of the month, equity market realized volatility edged moderately higher and then leveled off; and the Cboe Volatility Index® finished the month at 15.8, its lowest level since February 2020. Amid such low volatility, the Managed Risk Portfolios all maintained their maximum equity exposure for the duration of the month.

The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

The S&P MidCap 400® measures the mid-cap segment of the U.S.equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The S&P SmallCap 600® measures the small cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The Barclays Capital Aggregate Bond Index is weighted according to market capitalization, which means the securities represented in the index are weighted according to the market size of the bond category. Treasury securities, mortgage-backed securities (MBS) foreign bonds, government agency bonds and corporate bonds are some of the categories included in the index. The bonds represented are medium term with an average maturity of about 4.57 years. In all, the index represents about 8,200 fixed-income securities with a total value of approximately $15 trillion (about 43% of the total U.S. bond market).

The Barclays Capital High Yield Very Liquid Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s, S&P, and Fitch, respectively (before July 1, 2005, the lower of Moody’s and S&P was used), and have $600 million or more of outstanding face value.

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

The S&P North American Natural Resources Index provides investors with a benchmark that represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry; and steel sub-industry.

The MSCI World Real Estate Index is a free float-adjusted market capitalization index that consists of large and mid-cap equity across 23 Developed Markets (DM) countries*. All securities in the index are classified in the Real Estate Sector according to the Global Industry Classification Standard (GICS®).

The FTSE Developed All Cap ex U.S. Index is a market-capitalization weighted index representing the performance of large, mid and small companies in Developed markets, excluding the USA. The index is derived from the FTSE Global Equity Index Series (GEIS), which captures 98% of the world’s investable market capitalization.

The S&P 500 Growth® Index measures growth stocks using three factors: sales growth, the ratio of earnings change to price, and momentum. S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments.

The S&P 500 Value® Index measures value stocks using three factors: the ratios of book value, earnings, and sales to price. S&P Style Indices divide the complete market capitalization of each parent index into growth and value segments.

The FTSE Emerging Index provides investors with a comprehensive means of measuring the performance of the most liquid large- and mid-cap companies in the emerging markets. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 99% of the world’s investable market capitalization. The series includes large and mid cap securities from advanced and secondary emerging markets, classified in accordance with FTSE Russell’s transparent Country Classification Review Process.

The MSCI ACWI Index, MSCI’s flagship global equity index, is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 27 emerging markets. As of June 2021, it covers more than 2,900 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market. The index is built using MSCI’s Global Investable Market Index (GIMI) methodology, which is designed to take into account variations reflecting conditions across regions, marketcap sizes, sectors, style segments and combinations.

The Cboe Volatility Index® is a calculation designed to produce a measure of constant, 30-day expected volatility of the U.S. stock market, derived from real-time, mid-quote prices of S&P 500® Index (SPXSM) call and put options. On a global basis, it is one of the most recognized measures of volatility -- widely reported by financial media and closely followed by a variety of market participants as a daily market indicator.You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past Performance is no guarantee of future results. Past performance does not guarantee future results, and current performance may be lower or higher than the data quoted.

5472-NLD-07222021

TOPS® Managed Risk Flex ETF Portfolio

Portfolio Review (Unaudited)

June 30, 2021

Average Annual Total Return through June 30, 2021*, as compared to its benchmark:

				Performance Since
	Six Months	One Year	Five Year	Inception (8/27/13)
TOPS Managed Risk Flex ETF Portfolio	6.66%	17.96%	6.62%	4.89%
S&P 500 Total Return Index**	15.25%	40.79%	17.65%	15.43%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses is 0.96%. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Holdings by Asset Class as of June 30, 2021	% of Net Assets
Exchange-Traded Funds - Equity	49.5%
Exchange-Traded funds - Fixed Income	38.7%
Other Assets and Liabilities - net/Short-Term Investments	11.8%
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Managed Risk Flex ETF Portfolio
Schedule of Investments (Unaudited)
June 30, 2021

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 88.2%
	EQUITY - 49.5%
113,449	FlexShares Global Upstream Natural Resources Index Fund	$4,343,962
183,064	SPDR Portfolio S&P 400 Mid Cap ETF	8,642,451
46,061	SPDR Portfolio S&P 500 Growth ETF	2,900,461
219,943	SPDR Portfolio S&P 500 Value ETF	8,696,546
165,315	SPDR Portfolio S&P 600 Small Cap ETF	7,263,941
251,124	Vanguard FTSE Developed Markets ETF	12,937,908
158,805	Vanguard FTSE Emerging Markets ETF(a)	8,624,700
73,973	Vanguard Global ex-U.S. Real Estate ETF	4,317,064
42,760	Vanguard Real Estate ETF	4,352,540
44,051	Vanguard S&P 500 ETF	17,334,951
		79,414,524
	FIXED INCOME - 38.7%
75,593	iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	10,156,675
141,601	SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	4,340,071
276,877	SPDR Portfolio Short Term Corporate Bond ETF	8,666,250
136,731	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	4,290,619
42,817	Vanguard Intermediate-Term Treasury ETF	2,903,421
53,959	Vanguard Mortgage-Backed Securities ETF	2,879,792
276,624	Vanguard Short-Term Inflation-Protected Securities ETF	14,497,864
117,484	Vanguard Short-Term Treasury ETF	7,217,042
24,853	Vanguard Total International Bond ETF(a)	1,419,106
144,312	Xtrackers USD High Yield Corporate Bond ETF(a)	5,817,217
		62,188,057

	TOTAL EXCHANGE-TRADED FUNDS (Cost $110,718,770)	141,602,581

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 24.6%
	COLLATERAL FOR SECURITIES LOANED - 13.2%
21,180,111	STIT - Government & Agency Portfolio, Institutional Class, 0.03% (Cost $21,180,111)(b)	21,180,111

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Schedule of Investments (Unaudited) (Continued)
June 30, 2021

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 24.6% (Continued)
	MONEY MARKET FUNDS - 11.4%
18,281,830	STIT - Government & Agency Portfolio, Institutional Class, 0.03% (Cost $18,281,830)(b)	$18,281,830

	TOTAL SHORT-TERM INVESTMENTS (Cost $39,461,941)	39,461,941

	TOTAL INVESTMENTS - 112.8% (Cost $150,180,711)	$181,064,522
	LIABILITIES IN EXCESS OF OTHER ASSETS - (12.8)%	(20,565,144)
	NET ASSETS - 100.0%	$160,499,378

OPEN FUTURES CONTRACTS
Number of			Notional	Unrealized Appreciation
Contracts	Open Long Futures Contracts	Expiration	Amount(c)	(Depreciation)
63	CBOT 5 Year US Treasury Note Futures	09/30/2021	$7,776,090	$(23,605)
7	CME E-Mini Russell 2000 Index Futures	09/17/2021	807,730	717
16	CME E-Mini Standard & Poor’s 500 Index Futures	09/17/2021	3,430,880	47,800
4	CME E-Mini Standard & Poor’s MidCap 400 Index Futures	09/17/2021	1,076,960	(13,300)
15	ICE US Mini MSCI EAFE Index Futures	09/17/2021	1,728,075	(41,250)
21	ICE US MSCI Emerging Markets EM Index Futures	09/17/2021	1,433,040	(1,365)
	TOTAL FUTURES CONTRACTS			$(31,003)

ETF	- Exchange-Traded Fund

FTSE	- Financial Times Stock Exchange

SPDR	- Standard & Poor’s Depositary Receipt

(a)	All or a portion of this security is on loan. Total loaned securities had a value of $25,888,582 at June 30, 2021. The loaned securities were secured with cash collateral of $21,180,111 and non-cash collateral of $5,258,203. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot pledge or resell the collateral.

(b)	Rate disclosed is the seven day effective yield as of June 30, 2021.

(c)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Portfolio are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Portfolio’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Portfolio.

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statement of Assets and Liabilities (Unaudited)
June 30, 2021

Assets:
Investments in securities, at cost	$150,180,711
Investments in securities, at value (Securities on loan $25,888,582)	$181,064,522
Deposits with Broker	517,923
Receivable for securities sold	639,997
Receivable for Portfolio shares sold	35,552
Unrealized appreciation on futures contracts	48,517
Interest and dividends receivable	60,228
Total Assets	182,366,739
Liabilities:
Collateral on securities loaned	21,180,111
Payable for Portfolio shares redeemed	12,669
Payable for securities purchased	480,235
Unrealized depreciation on futures contracts	79,520
Accrued distribution (12b-1) fees	59,398
Accrued investment advisory fees	40,970
Payable to related parties and administrative service fees	14,458
Total Liabilities	21,867,361
Net Assets	$160,499,378

Net Assets Consist Of:
Paid in capital	$132,486,527
Accumulated earnings	28,012,851
Net Assets	$160,499,378
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	12,227,727

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$13.13

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2021

Investment Income:
Dividend income	$1,057,133
Interest income	1,965
Securities lending income - net	35,642
Total Investment Income	1,094,740
Expenses:
Investment advisory fees	235,271
Distribution fees (12b-1)	352,905
Related parties and administrative service fees	83,674
Total Expenses	671,850
Net Investment Income	422,890

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain (loss) on:
Investments	2,929,199
Futures contracts	(167,571)
Total net realized gain	2,761,628
Net change in unrealized appreciation (depreciation) on:
Investments	7,206,543
Futures contracts	(259,014)
Total unrealized appreciation	6,947,529
Net Realized and Unrealized Gain on Investments and Futures Contracts:	9,709,157

Net Increase in Net Assets Resulting from Operations	$10,132,047

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2021	Year Ended
	(Unaudited)	December 31, 2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$422,890	$1,334,750
Net realized gain (loss) on investments and futures contracts	2,761,628	(6,880,642)
Net change in unrealized appreciation on investments and futures contracts	6,947,529	13,009,369
Net increase in net assets resulting from operations	10,132,047	7,463,477
From Distributions to Shareholders:
Total distributions paid	—	(3,251,668)
Total distributions to shareholders	—	(3,251,668)
From Shares of Beneficial Interest:
Proceeds from shares sold	3,644,843	4,127,998
Reinvestment of distributions	—	3,251,668
Cost of shares redeemed	(6,961,488)	(10,267,253)
Net decrease in net assets from share transactions of beneficial interest	(3,316,645)	(2,887,587)
Total Increase In Net Assets	6,815,402	1,324,222

Net Assets:
Beginning of period	153,683,976	152,359,754
End of period	$160,499,378	$153,683,976

SHARE ACTIVITY
Shares sold	286,039	360,359
Shares reinvested	—	287,758
Shares redeemed	(544,309)	(885,181)
Net decrease in shares of beneficial interest outstanding	(258,270)	(237,064)

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Financial Highlights

Selected data based on a share outstanding throughout each period indicated.

	Six Months Ended
	June 30, 2021		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016

Net asset value, beginning of period	$12.31		$11.98	$10.83	$11.78	$10.70	$10.23
Income (loss) from investment operations:
Net investment income (a)(b)	0.03		0.11	0.21	0.20	0.16	0.15
Net realized and unrealized gain (loss) on investments and futures contracts	0.79		0.48	1.34	(0.95)	1.04	0.40
Total income (loss) from investment operations	0.82		0.59	1.55	(0.75)	1.20	0.55
Less distributions from:
Net investment income	—		(0.21)	(0.19)	(0.14)	(0.12)	(0.08)
Net realized gain	—		(0.05)	(0.21)	(0.06)	—	—
Total distributions	—		(0.26)	(0.40)	(0.20)	(0.12)	(0.08)
Net asset value, end of period	$13.13		$12.31	$11.98	$10.83	$11.78	$10.70
Total return (c)	6.66	% (e)	5.15%	14.57%	(6.45)%	11.24%	5.36%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$160,499		$153,684	$152,360	$127,691	$97,451	$97,451
Ratio of expenses to average net assets (d)	0.86	% (f)	0.86%	0.86%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets (b)(d)	0.54	% (f)	0.92%	1.84%	1.76%	1.45%	1.45%
Portfolio turnover rate	4	% (e)	30%	40%	44%	30%	14%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited)
June 30, 2021

1.	ORGANIZATION

The TOPS® Managed Risk Flex ETF Portfolio (the “Portfolio”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized on November 2, 2005 under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio is intended to be a funding vehicle for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies. The assets of the Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. The Portfolio pays its own expenses. The Portfolio seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole. The Portfolio commenced operations on August 27, 2013.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”, including Accounting Standards Update 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Portfolio may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Portfolio’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.

Valuation of Fund of Funds – The Portfolio may invest in portfolios of open-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the boards of directors of the open-end investment companies funds.

The Portfolio may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2021

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.

Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2021

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2021 for the Portfolio’s investments measured at fair value:

TOPS® Managed Risk Flex ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$141,602,581	$—	$—	$141,602,581
Short-Term Investments	39,461,941	—	—	39,461,941
Derivatives
Futures Contracts **	48,517	—	—	48,517
Total	$181,113,039	$—	$—	$181,113,039

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts **	$79,520	$—	$—	$79,520

The Portfolio did not hold any Level 3 securities during the period ended June 30, 2021.

*	Refer to the Schedule of Investments for security classifications.

**	Cumulative appreciation (depreciation) of futures contracts is reported in the above table.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio.

Federal Income Tax – It is the Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended or expected to be taken in the Portfolio’s December 31, 2021 year-end tax return. The Portfolio identified its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Portfolio makes significant investments. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2021

Futures Contracts – The Portfolio is subject to equity price risk in the normal course of pursuing its investment objectives. The Portfolio may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If the Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For the six months ended June 30, 2021, the Portfolio had a net unrealized depreciation from futures contracts subject to interest rate risk and equity price risk of $23,605 and $7,398, respectively, reported in the Statement of Assets and Liabilities. For the six months ended June 30, 2021 the Portfolio had a net realized loss from futures contracts subject to interest rate risk and equity price risk of $74,016 and $93,555 reported in the Statement of Operations, respectively. For the six months ended June 30, 2021, the Portfolio had a net change in unrealized depreciation from futures contracts subject to interest rate risk and equity price risk of $41,336 and $217,678, respectively.

The notional value of the derivative instruments outstanding as of June 30, 2021 is disclosed in the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”). An ETF is a type of open-end fund, however, unlike a mutual fund, its shares are bought and sold on a securities exchange at market price and only certain financial institutions called authorized participants may buy and redeem shares of the ETF at net asset value. ETF shares can trade at either a premium or discount to net asset value. Each ETF like a mutual fund is subject to specific risks depending on the type of strategy (actively managed or passively tracking an index) and the composition of its underlying holdings. Investing in an ETF involves substantially the same risks as investing directly in the ETF’s underlying holdings. ETFs pay fees and incur operating expenses, which reduce the total return earned by the ETFs from their underlying holdings. An ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss due to these warranties and indemnities to be remote.

Security Loans – The Portfolio has entered into a securities lending arrangement with Bank of New York (the “Borrower”). Under the terms of the agreement, the Portfolio is authorized to loan securities to the Borrower. In exchange, the Funds receive cash and securities as collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral is invested in short-term instruments as noted in the Schedule of Investments. Securities received as collateral are U.S. government securities; securities received as collateral, if any, are not recognized as portfolios assets. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its securities and possible loss of income or value if the Borrower fails to return them.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2021

Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The Portfolio has the right under the securities lending agreement to recover the securities from the Borrower on demand. If the fair value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the Borrower to bring the collateralization back to 102%. Under the terms of the securities lending agreement, the Portfolio is indemnified for such losses by the security lending agreement. Should the Borrower fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market.

The following table is a summary of the Portfolio’s securities loaned and related collateral which are subject to a netting agreement as of June 30, 2021:

Gross Amounts Not Offset in the Statement of Assets &
Liabilities *
Net Amounts
		Gross Amounts	of Assets
		Offset in the	Presented in
	Gross Amounts	Statements of	the Statements	Financial	Pledged
	of Recognized	Assets &	of Assets &	Instruments	Collateral	Net Amount of
Assets:	Assets	Liabilities	Liabilities	Pledged	Received	Assets
Description:
Securities Loaned	$25,888,582	$—	$25,888,582	$5,258,203	$20,630,379	$—
Total	$25,888,582	$—	$25,888,582	$5,258,203	$20,630,379	$—

*	The amount is limited to the derivative asset balance and accordingly, does not include excess collateral pledged.

Securities Lending Transactions
Overnight and Continuous
STIT - Government & Agency Portfolio, Institutional Class	$21,180,111

The fair value of the securities loaned for the Portfolio totaled $25,888,582 at June 30, 2021. The securities loaned are noted in the Schedule of Investments. The fair value of the “Investments purchased for securities lending collateral” on the Schedule of Investments includes only cash collateral received and reinvested that totaled $21,180,111 for the Portfolio at June 30, 2021. This amount is offset by a liability recorded as “Collateral on securities loaned.” At June 30, 2021, the Portfolio received non-cash collateral of $5,258,203. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot pledge or resell the collateral.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2021, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and government securities, amounted to $6,192,790 and $10,301,116, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

ValMark Advisers, Inc. serves as the Portfolio’s investment advisor (the “Advisor”). The Advisor has engaged Milliman Financial Risk Management, LLC as the Portfolio’s sub-advisor (the “Sub-Advisor”). Pursuant to an advisory agreement with the Trust, the Advisor, on behalf of the Portfolio, under the oversight of the Board, directs the daily investment operations of the Portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolio pays the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.30% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays the Sub-Advisor a fee, which is computed and accrued daily and paid monthly. For the six months ended June 30, 2021, the Advisor earned $235,271 in advisory fees.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2021

The Board has adopted, on behalf of the Portfolio, a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The fee is calculated at an annual rate of 0.45% of the average daily net assets attributable to the Portfolio’s shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution related activities and/or maintenance of the Portfolio’s shareholder accounts, not otherwise required to be provided by the Advisor. For six months ended June 30, 2021, the Portfolio paid $352,905 in distribution fees under the Plan.

In addition, certain affiliates of the Distributor provide services to the Portfolio as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to the terms of an administrative servicing agreement with GFS, the Portfolio pays to GFS a monthly fee for all operating expenses of the Portfolio, which is calculated by the Portfolio on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expenses, Trustees Fees and Custody Fees.

For the six months ended June 30, 2021, the Trustees received fees in the amount of $5,414 on behalf of the Portfolio.

The approved entities may be affiliates of GFS and the Distributor. Certain Officers of the Trust are also Officers of GFS, and are not paid any fees directly by the Portfolio for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from GFS under the administrative servicing agreement.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from GFS under the administrative servicing agreement.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Portfolio creates presumption of the control of the Portfolio, under Section 2(a)(9) of the 1940 Act. As of June 30, 2021, Minnesota Life Insurance Company held 100% of the voting securities of the Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Represents aggregate cost for federal tax purposes for the Portfolio as of June 30, 2021 and differs from market value by net unrealized appreciation/depreciation which consisted of:

	Gross	Gross
	Unrealized	Unrealized	Total Unrealized
Aggregate Cost	Appreciation	Depreciation	Appreciation
$151,677,851	$31,369,987	$(1,983,316)	$29,386,671

The tax character of the Portfolio’s distribution paid for the years ended December 31, 2020 and December 31, 2019 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2020	December 31, 2019
Ordinary Income	$2,609,040	$3,317,858
Long-Term Capital Gain	642,628	1,599,230
	$3,251,668	$4,917,088

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2021

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$1,333,026	$—	$—	$(5,632,350)	$—	$22,180,128	$17,880,804

The difference between book basis and tax basis accumulated net realized gains/ losses, and unrealized appreciation/ depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market treatment of Section 1256 futures contracts.

At December 31, 2020, the Portfolio had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$1,432,853	$4,199,497	$5,632,350	$—

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

TOPS® Managed Risk Flex ETF Portfolio
EXPENSE EXAMPLES (Unaudited)
June 30, 2021

As a shareholder of the TOPS® Managed Risk Flex ETF Portfolio, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2021 through June 30, 2021.

Actual Expenses

The “Actual” columns in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, or other expenses charged by your insurance contract or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
(5% return before
			Actual		expenses)
	Portfolio’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio	1-1-21	6-30-21	Period *	6-30-21	Period*
TOPS Managed Risk Flex ETF Portfolio	0.86%	$1,000.00	$1,066.60	$4.39	$1,020.55	$4.29

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

TOPS® Managed Risk Flex ETF Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

The Portfolio has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Portfolio’s liquidity risk, taking into consideration, among other factors, the Portfolio’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal six months ended June 30, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Portfolio’s investments and determined that the Portfolio held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Portfolio’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Portfolio’s liquidity risk management program has been effectively implemented.

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-855 -572-5945 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolio files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-5945.

INVESTMENT ADVISOR
ValMark Advisers, Inc.
130 Springside Drive
Akron, OH 44333

INVESTMENT SUB-ADVISOR
Milliman Financial Risk Management, LLC
71 S. Wacker Drive, 31st Floor
Chicago, IL 60606

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

TFL-SAR21

(b)        Not applicable

Item 2. Code of Ethics. Not Applicable.

Item 3. Audit Committee Financial Expert. Not Applicable.

Item 4. Principal Accountant Fees and Services. Not Applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/24/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/24/2021

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 8/24/2021